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                                                            [Logo of Volkswagen]


                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 20, 2002


                         Volkswagen Dealer Finance, LLC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


      Delaware                      33-34266                   38-2748796
      --------                      --------                   ----------

(State of Incorporation)    (Commission File Number)    (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-6550

                                      N/A
      -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended June 20, 2002, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Designation              Description               Method of Filing
         -----------              -----------               ----------------

         Exhibit 20        Report for the month ended    Filed with this report.
                           May 31, 2002 provided to
                           Bank One, as trustee under
                           the Volkswagen Credit Auto
                           Master Owner Trust, Series
                           2000-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Volkswagen Credit Auto Master Owner Trust



                                      By: Volkswagen Dealer Finance, LLC


                                      By: /s/ Timothy J. Flaherty
                                         --------------------------------------
                                              Timothy J. Flaherty